Altegris Futures Evolution Strategy Fund

Class A: EVOAX

Class C: EVOCX

Class I: EVOIX

Class N: EVONX

1-877-772-5838

www.altegrismutualfunds.com

Summary Prospectus                                       January 28, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 28, 2015, along with the Fund’s most recent annual report dated September 30, 2014, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at http://www.altegris.com/evoax#Fundmaterial. You can also obtain these documents at no cost by calling 1-877-772-5838 or by sending an email request to orderaltegris@geminifund.com.

Investment Objective: The Fund's investment objective is to seek long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 25 of the Fund's Prospectus and in Purchase, Redemption and Pricing of Shares on page 48 of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price) if redeemed within 18 months)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses (1)	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	2.08%	2.83%	1.83%	2.08%
Fee Waiver (2)	(0.14)%	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver	1.94%	2.69%	1.69%	1.94%
(1)	“Other Expenses” does not include costs associated with over-the-counter derivatives that provide the Fund with exposure to managed futures strategies via Underlying Pools, or the costs associated with the Underlying Pools themselves. While the Fund intends to make some investments in Underlying Pools directly from the Fund’s Subsidiary, such over-the-counter derivatives are the primary manner in which the Fund intends to gain exposure to Underlying Pools. All costs associated with such derivatives, including structuring and financing fees paid to the Fund’s counterparty, as well as the operating expenses, management fees and incentive fees of the associated Underlying Pools, are included in the investment return of these over-the-counter derivatives and represent an indirect cost of investing in the Fund. Based on the notional amount of such over-the-counter derivatives as of September 30, 2014, the Fund was subject to counterparty structuring and financing fees equal of approximately 0.16% (annualized) of Fund assets on such date. These fees are subject to fluctuation depending on prevailing interest rates and the degree to which such over-the-counter derivatives are employed. As of September 30, 2014, the aggregate weighted average management fees and weighed average incentive/performance fees of the Underlying Pools in which the Subsidiary invested, both directly and indirectly through over-the-counter derivatives, were approximately 1.26% of Underlying Pool notional exposure and 20% of Underlying Pool trading profits, respectively. Incentive/performance fees cannot be meaningfully estimated but generally range from 15% to 25% of the trading profits of an Underlying Pool. The performance of the Fund is net of all such embedded incentive/performance fees. See page 10 for further information regarding embedded incentive/performance fees.
(2)	The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until January 31, 2016, to ensure that total annual Fund operating expenses (including organizational and offering costs) after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser. An "Advisory Fee Breakpoint" table can be found in the "Management" section of this Prospectus.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

CLASS	1-YEAR	3-YEAR	5-YEAR	10-YEAR
A	$761	$1,177	$1,617	$2,836
C	$372	$864	$1,481	$3,147
I	$172	$562	$977	$2,136
N	$197	$638	$1,106	$2,399

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets between a "Managed Futures" strategy and a "Fixed Income" strategy.

The Managed Futures strategy may allocate assets of the Fund to a single Managed Futures portfolio or multiple Managed Futures portfolios that include investment styles or sub-strategies such as (i) trend following, (ii) discretionary, fundamentals-based investing with a focus on macroeconomic analysis, (iii) strategies that pursue both fundamental and technical trading approaches, (iv) other specialized approaches to specific or individual market sectors such as equities, interest rates, metals, agricultural and soft commodities and (v) systematic trading strategies which incorporate technical and fundamental variables.

The Managed Futures strategy investments are designed to achieve capital appreciation in the financial and commodities futures markets by investing primarily via swap contracts and structured notes providing the returns of reference assets such as securities of limited partnerships, limited liability companies, offshore corporations and other types of pooled investment vehicles, including commodity pools (collectively, "Underlying Pools"), swap contracts and structured notes. The Fund does not invest more than 25% of its assets in any one swap counterparty or structured note issuer. The Fund may access the returns of a single or multiple Underlying Pool(s) that use a single manager or multiple managers to execute Managed Futures strategies without restriction as to issuer capitalization, country, or currency. Each Underlying Pool invests according to a Managed Futures strategy in one or a combination of (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. Swap contracts and structured notes have payments linked to reference assets such as Underlying Pools and as such are designed to produce returns similar to those of Underlying Pools and their respective strategies.

The Fund's adviser, Altegris Advisors, L.L.C. (the “Adviser”), seeks returns, in part, by (i) using Managed Futures strategy investments that are not expected to have returns that are highly correlated to the broad equity market and (ii) through actively managed Fixed Income strategy investments that are not expected to have returns that are highly correlated to the broad equity market or the Managed Futures strategy.

The Adviser expects that less than 100%, typically 15-25%, of the Fund's total net assets will be invested in and used as collateral for Managed Futures strategies. However, through a combination of (i) investing primarily in swap contracts and structured notes having payments linked to the returns of reference assets such as Underlying Pools, and also (ii) direct investments in Underlying Pools that use notional funding (i.e., nominal trading level exceeds the cash deposited in their trading accounts)se of Underlying Pools the Fund will attempt to maintain an exposure to Managed Futures strategies as if between 100% and 125% of the Fund's net assets were invested.

In order to provide the Fund with exposure to certain Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code "), the Fund may invest up to 25% of its total assets in an Underlying Pool or Pools and other investments that pursue such strategies through a wholly-owned and controlled subsidiary (the "Subsidiary").

The Subsidiary will invest the majority of its assets in an Underlying Pool or Pools, swap contracts and structured notes and other investments intended to serve as margin or collateral for swap positions. The cost of investing in the Fund will be higher than the cost of investing directly in Underlying Pools and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Pools. Each Underlying Pool will pay management and performance based fees to its manager. For Underlying Pools that trade commodity or financial futures, management fees typically are based on the notional account size and not the actual cash invested in the Underlying Pool. Performance fees will range from 15% to 25% of each Underlying Pool's returns and are computed for each Underlying Pool without regard the performance other Underlying Pools. Accordingly, the Fund may indirectly pay a performance fee to an Underlying Pool's manager with positive investment performance, even if the Fund's overall returns are negative.

The Fund may also make Managed Futures investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis with the Fund.

The Adviser expects that that less than 100%, typically 60-80%, of the Fund's total net assets will be allocated to Fixed Income strategies as described below, a portion of which may be held in cash. The Adviser delegates management of the Fund's Fixed Income strategy portfolio to a sub-adviser. The Adviser, after consultation with the sub-adviser, allocates the Fund's Fixed Income strategy assets among various principal sub-strategies managed by the sub-adviser, such as: "Core Fixed Income" strategy, "Low Duration" strategy and "Opportunistic Income" strategy. The amount allocated to each of the principal sub-strategies may change depending on the Adviser's assessment in consultation with the sub-adviser of market risk, security valuations, market volatility and the prospects for earning income and achieving capital appreciation. The amount allocated to either the "Core Fixed Income" sub-strategy, or the "Low Duration" sub-strategy may be between 0% and 100% of amounts allocated to the Fixed Income strategy. The amount allocated to the "Opportunistic Income" sub-strategy is anticipated to generally range from 0% to 30% of amounts allocated to the Fixed Income strategy. However, the Adviser anticipates it will, under normal circumstances, allocate some portion of the Fund's assets to each of the sub-adviser's sub-strategies at any given time. The Fund invests in fixed income securities of any credit quality or maturity. The Fund may invest in fixed income-related futures, options and swaps as substitutes for fixed income securities and to hedge interest rate and default risk.

The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust (the "Trust"), was granted an exemptive order from the Securities and Exchange Commission that permits the Adviser, with Board of Trustees approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. The order eliminates the need for a shareholders meeting and vote to approve sub-advisers. Shareholders will be notified if and when a new sub-adviser is employed by the Adviser.

Adviser's Investment Process

The Adviser's investment process consists of five primary stages: (1) asset allocation; (2) sourcing; (3) evaluating investment vehicles and sub-advisers; (4) portfolio construction; and (5) ongoing investment monitoring, risk management and reallocation. A summary of the Adviser's process is as follows:

ASSET ALLOCATION	• Analysis of top down and bottom-up factors affecting asset class • Determine Managed Futures and Fixed Income sub-strategy weightings
SOURCING

•   Analyze investment managers that represent asset class and sub-strategies

•   Analyze investment vehicles and instruments including Underlying Pools, swaps, and structured notes

•   Initial investment and operational reviews

EVALUATING	• Rigorous due diligence - Document collection and review - Investment due diligence - Operational due diligence
PORTFOLIO CONSTRUCTION

•   Select from qualified underlying managers and qualified investment vehicles and instruments

•   Quantitative portfolio optimization

•   Qualitative assessment

•   Consult with sub-adviser concerning fixed income portfolio construction

MONITORING, RISK MANAGEMENT & REALLOCATION

•   Ongoing monitoring of sub-adviser and portfolio investment managers and vehicles, including of Underlying Pools, swaps or structured notes

•  Assess investment results of sub-advisers by assessing:

-     Returns

-     Standard deviations

-     Performance attribution

-     Style drift

-     Correlation changes

-     Counterparty and/or issuer credit quality

-     Management changes

-     Rebalance between sub-adviser strategies and Underlying Pools, swaps, structured notes or other investments, and/or reallocate to new Underlying Pools, swaps, structured notes or other investments

Generally, the Adviser's investment process narrows the universe of potential sub-strategies and managers through a rigorous screening and assessment process that includes the quantitative and qualitative information regarding prospective investment vehicles and the strategies and sub-strategies deployed. The Fund's investment portfolio is rebalanced both within the Managed Futures strategy and between the Managed Futures and the Fixed Income strategies as a result of the Adviser's monitoring policies.

Sub-Adviser's Investment Process

Core Fixed Income Sub-Strategy

In implementing the Core Fixed Income sub-strategy, the sub-adviser allocates that portion of the Fund's investments to a variety of fixed income instruments. These include securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations; corporate obligations; agency mortgage-backed securities ("MBS"); non-agency MBS; commercial mortgage-backed securities ("CMBS"); asset-backed securities ("ABS"); global developed credit (such as corporate obligations and foreign securities); foreign fixed income securities issued by corporations and governments; emerging market fixed income securities issued by corporations and governments; bank loans and assignments bearing fixed or variable interest rates of any maturity. There is no limit to the percentage of the sub-strategy's assets that may be allocated to any of the above-listed securities.

The Fund may invest in junk bonds, bank loans and assignments and credit default swaps of companies in the high yield universe. The sub-adviser allocates the high yield portfolio holdings broadly by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer. High yield portfolio holdings are allocated broadly by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer.

Junk bonds are, at the time of investment, unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody's or the equivalent by any other nationally recognized statistical rating agency ("NRSRO"), or unrated securities that are determined by the sub-adviser to be of comparable quality, including those in default. Junk bonds are also known as "high yield" or "high risk" bonds." Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The sub-adviser intends to allocate its high yield portfolio holdings broadly among industries and issuers in an attempt to reduce the impact of negative events for an industry or issuer.

The sub-adviser may invest a portion of the assets allocated to the Core Fixed Income sub-strategy in inverse floaters and interest-only and principal-only securities and a portion in fixed income instruments issued or guaranteed by companies, financial institutions and government entities in emerging markets countries. The sub-adviser may also invest a portion of the assets allocated to this sub-strategy in other investment companies, including other mutual funds managed by the sub-adviser, or collective investment vehicles that invest in any of the above-listed fixed income securities, to the extent permitted by applicable law.

The sub-adviser uses a controlled risk approach which includes consideration of:

  security selection within a given sector,
  relative performance of the various market sectors,
  the shape of the yield curve, and
  fluctuations in the overall level of interest rates.

The sub-adviser also utilizes active asset allocation in managing the sub-strategy's investments and monitors the duration of the securities allocated to the strategy to seek to mitigate the sub-strategy's exposure to interest rate risk. The sub-adviser intends to seek to construct an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years.

Low Duration Sub-Strategy

In implementing the Low Duration sub-strategy, the sub-adviser seeks current income by investing principally in debt securities of any kind. Under this sub-strategy, the Fund may invest without limit in MBS of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations as well as those of private issuers not subject to any guarantee. Generally, MBS consist of government mortgage pass-through securities, collateralized mortgage obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Fund may also invest in corporate debt obligations (including foreign securities); ABS; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments, including through collateralized loan obligations; income-producing securitized products, preferred securities; and other instruments bearing fixed or variable interest rates of any maturity. The Fund may invest in individual securities of any maturity, duration as well as those denominated in foreign currencies.

The sub-adviser will normally seek to construct a Low Duration sub-strategy investment portfolio for the Fund with a dollar-weighted average effective duration of three years or less. Effective duration is a measure of the portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates.

In managing the Fund's investments, the sub-adviser portfolio manager typically uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and include consideration of:

  security selection within a given sector,
  relative performance of the various market sectors,
  the shape of the yield curve, and
  fluctuations in the overall level of interest rates.

Under normal circumstances, the Low Duration sub-strategy assets are invested primarily in fixed income and other income-producing instruments rated investment grade (Baa3 or higher by Moody's or BBB- or higher by S&P or the equivalent by any other NRSRO) and in unrated securities considered by the sub-adviser to be of comparable credit quality. However, Low Duration sub-strategy assets may include up to 50% in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the sub-adviser to be of comparable credit quality.

The sub-adviser may seek to manage the dollar-weighted average effective duration of the Fund's Low Duration sub-strategy portfolio through the use of derivatives and other instruments (including, among others, futures contracts, U.S. Treasury swaps, interest rate swaps and total return swaps).

The Fund may also enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may also use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value. The Fund may invest in other investment companies or pools, including, for example, other open-end or closed-end investment companies ("CEFs"), exchange-traded funds ("ETFs"), and domestic or foreign private investment vehicles.

Opportunistic Income Sub-Strategy

In implementing the Opportunistic Income sub-strategy, the sub-adviser allocates that portion of the Fund's investments to fixed income instruments and other investments including ABS; corporate bonds, including high-yield (junk) bonds; municipal bonds; and securities of real estate investment trusts ("REITs").

This sub-strategy's investments may include substantial investments in MBS, including non-agency residential MBS. These investments have undergone extreme volatility over the past several years, driven primarily by high default rates and the securities being downgraded to "junk" status. However, the sub-adviser utilizes a unique investment process that first examines the macroeconomic status of the mortgage-backed sector. This analysis includes reviewing information regarding interest rates, yield curves and spreads, credit analysis of the issuers and a general analysis of the markets generally. From this detailed analysis, along with assessment of other economic data including market trends, unemployment data and pending legislation, the sub-adviser identifies subsectors within the mortgage sector which offer the highest potential for return. The sub-adviser then applies a qualitative analysis of potential investments looking at factors such as duration, level of delinquencies and default history. Finally, the sub-adviser performs a quantitative analysis of the potential investment, essentially performing a stress test of the potential investment's underlying portfolio of mortgages. Only when a potential investment has passed the sub-adviser's careful screening will it be added to this sub-strategy portfolio.

The sub-adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks.

The sub-adviser places no limits on the duration of this sub-strategy's investment portfolio. The term "opportunistic" is used to indicate that the sub-adviser believes market conditions exist that offer potentially attractive risk adjusted returns.

Under each sub-strategy, portfolio securities and derivatives may be sold at any time. Sales may occur when the sub-adviser portfolio manager determines to take advantage of a better investment opportunity because the portfolio manager believes the portfolio securities or derivatives no longer represent relatively attractive investment opportunities, there is perceived deterioration in the credit fundamentals of the issuer, or the individual security or derivative has reached the portfolio manager's sell target.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund's direct investment in securities as well the Fund's indirect investments in the Subsidiary, including securities issued by Underlying Pools, swap contracts and structured notes.

•	ABS, MBS and CMBS Risk: ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. The value of inverse floaters and interest-only and principal-only MBS is especially sensitive to interest rates and prepayment rates. CMBS are less susceptible to prepayment risk because underlying loans may have prepayment penalties or prepayment lock out periods.
•	Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by various external factors such as unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.
•	Derivatives Risk: Futures, options and swaps involve risks different from, or possibly greater than the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives. Option positions may expire worthless exposing the Fund to potentially significant losses.
•	Emerging Market Risk: Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
•	ETF and CEF Risk: The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and CEFs and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF and CEF is subject to specific risks, depending on the nature of the fund.
•	Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Interest Rate Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Junk Bond Risk: Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
o	Defaulted Securities Risk: Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.
•	Leverage Risk: Using derivatives to increase the Fund's combined long and short exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.
•	Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Loan Risk: Investments in loans may subject the Fund to heightened credit risks as loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy.
•	Management Risk: The Adviser's and sub-adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser's judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.
•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Other Investment Companies Risk: Other Investment Companies are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the cost of investing in the Fund.
•	Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
•	REIT Risk: The value of securities issued by a REIT may be affected by changes in the value of the underlying property owned by the REITs and the value of mortgage REITs may be affected by the quality of loan assets. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.
•	Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser's ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.
•	Structured Note Risk: Structured notes involve tracking risk, issuer default risk and may involve leverage risk.
•	Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any gains received from its investments in the Underlying Pools will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
•	Underlying Pools Risk: Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Fund as an investor in Underlying Pools. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Pools will pay management fees, brokerage commissions, and operating expenses as well as performance based fees to each Underlying Pool manager. Those performance based fees will be paid by the Underlying Pool to each manager without regard to the performance of other managers and the Underlying Pool's overall profitability. Underlying Pools are subject to specific risks, depending on the nature of the fund. Underlying Pools in which the Fund invests may have share class structures that present potential cross-class liability risk. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses.
•	Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund?

The Fund is intended to provide prospective investors with an opportunity to gain access to the managed futures asset class. Additionally, the Fund's Adviser believes the Fund will be appropriate for investors seeking the non-correlation benefits of managed futures investing, relative to traditional stock and bond portfolios. The Adviser believes it has the expertise and experience to select Underlying Pools and other investments that may outperform asset class benchmarks.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for the full calendar year since the Fund's inception. Returns for the Class A, Class C and Class N shares, which are not presented, will vary from the returns of the Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.altegrismutualfunds.com or by calling 1-877-772-5838.

Class I Shares

Performance Bar Chart For Calendar Years Ended December 31,

Best Quarter:	12/31/14	13.27%
Worst Quarter:	6/30/13	(4.89)%

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

	One Year	Since Inception (10/31/11)
Return before taxes – Class I Shares	26.29%	7.40%
Return after taxes on distributions – Class I Shares	20.56%	5.56%
Return after taxes on distributions and sale of Fund shares – Class I Shares	14.74%	4.85%
Return before taxes – Class A Shares	18.77%	5.14%
Return before taxes – Class C Shares	24.98%	6.51%
Return before taxes – Class N Shares	25.92%	7.10%
BofAML 3 Month Treasury Bill Index(1)	0.03%	0.07%

* Class C shares commenced operations on February 16, 2012.

(1)	BofA Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three month Treasury Bills.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

Investment Adviser

Altegris Advisors, L.L.C.

Sub-Adviser

DoubleLine Capital LP

Investment Adviser Portfolio Managers

Matthew Osborne has served the Fund as Portfolio Manager since it commenced operations in 2011. Eric Bundonis has been a Portfolio Manager to the Fund since July 2014, and Robert Murphy has been Portfolio Manager to the Fund since November 2014. Mr. Osborne is the lead Portfolio Manager.

Co-Portfolio Managers	Title
Matthew Osborne	Executive Vice President
Robert J. Murphy, CFA, FRM, CAIA	Senior Vice President and Deputy Chief Investment Officer
Eric Bundonis, CFA	Vice President and Director of Research and Sourcing

Sub-Adviser Portfolio Manager

Jeffrey E. Gundlach, Chief Executive Officer of the sub-adviser, has served the Fund as its sub-adviser Portfolio Manager since it commenced operations in 2011.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or its Adviser may waive any investment minimum.

CLASS	MINIMUM INVESTMENT
	INITIAL	SUBSEQUENT
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.